Exhibit 99.1

Longeveron Appoints Nirav Jhaveri as Chief Financial Officer

●	Mr. Jhaveri has over 25 years of experience in capital markets, corporate finance, business development and investor relations, including more than 15 years in the biotech sector

MIAMI, Fla., August 19, 2026 -- Longeveron Inc. (NASDAQ: LGVN), a clinical stage biotechnology company developing cellular therapy for life-threatening, rare pediatric and chronic aging-related conditions, today announced that the Company has appointed Nirav Jhaveri, CFA, to the Company’s executive leadership team in the role of Chief Financial Officer (“CFO”), principal financial officer and principal accounting officer. He succeeds Marie Washburn who stepped into the role following the retirement of the prior CFO. Ms. Washburn will return to her former role as the Company’s Corporate Controller.

“I am delighted to welcome Nirav as Longeveron’s Chief Financial Officer,” said Steven H. Willard, Chief Executive Officer of Longeveron. “His significant experience in biotech company corporate finance and capital markets will be a tremendous asset as Longeveron continues to advance the development of our stem cell therapy across four indications, each addressing a significant unmet medical need. Our Phase 2b clinical trial evaluating laromestrocel as a potential treatment for HLHS, a devastating rare pediatric and orphan designated indication, is anticipated to produce top-line trial results in September of this year.”

Mr. Jhaveri commented, “I am incredibly excited to join the Company at this potentially transformational period in its history. With strong initial data across multiple indications, I believe Longeveron is well positioned to be a leader in advancing the adoption of stem cell therapy in healthcare. I look forward to working closely with Steve, the Board of Directors and the entire Longeveron team to ensure the long-term success of laromestrocel while enhancing the Company’s operational functions.”

Mr. Jhaveri has served as Chief Financial Officer at public and venture-backed biotech companies, with over 25 years of experience in capital markets, corporate finance, business development, and investor relations, including over 15 years in the biotech sector, and a track record across capital raising, licensing and M&A transactions, and IPO readiness.

Before joining Longeveron, Mr. Jhaveri served as CFO of Opus Genetics (Nasdaq: IRD), a gene therapy company focused on inherited retinal diseases; Insilico Medicine (HKEX: 3696.HK), an AI-driven drug discovery company; and Journey Medical Corporation (Nasdaq: DERM), a commercial-stage dermatology company. Earlier in his career, Mr. Jhaveri held roles in business development at Fortress Biotech, equity research at Citigroup, and investment banking at Bank of America. He is a CFA (Chartered Financial Advisor) charterholder.

About Longeveron Inc.

Longeveron is a clinical stage biotechnology company developing regenerative medicines to address unmet medical needs. The Company’s lead investigational product is laromestrocel (Lomecel-B®), an allogeneic mesenchymal stem cell (MSC) therapy product isolated from the bone marrow of young, healthy adult donors. Laromestrocel has multiple potential mechanisms of action encompassing pro-vascular, pro-regenerative, anti-inflammatory, and tissue repair and healing effects with broad potential applications across a spectrum of disease areas. Longeveron is pursuing four pipeline indications: hypoplastic left heart syndrome (HLHS), Alzheimer’s disease, Pediatric Dilated Cardiomyopathy (DCM) and Aging-related Frailty. Laromestrocel development programs have received five distinct and important U.S. FDA designations: for the HLHS program - Orphan Drug designation, Fast Track designation, and Rare Pediatric Disease designation; and, for the AD program - Regenerative Medicine Advanced Therapy (RMAT) designation and Fast Track designation. For more information, visit www.longeveron.com or follow Longeveron on LinkedIn, X, and Instagram.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect management’s current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve known and unknown risks, uncertainties, and other important factors that could cause actual results, performance, or achievements to differ materially from those anticipated, expressed, or implied by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expects,” “intend,” “looks to,” “may,” “on condition,” “plan,” “potential,” “predict,” “preliminary,” “project,” “see,” “should,” “target,” “will,” “would,” or the negative thereof or comparable terminology, although not all forward-looking statements contain these words, or by discussion of strategy or goals or other future events, circumstances, or effects. Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements in this release include, but are not limited to, the ability of our clinical trials to demonstrate safety and efficacy of our investigational products, and other positive results; our ability to successfully transition toward a more capital-efficient, asset-light operating model; our ability to secure one or more strategic licensing partnerships for our stem cell therapy laromestrocel in our development programs; our ability to reach alignment with the FDA and other regulatory authorities on a potential path toward regulatory approval of our investigational products; receipt of trial results and other available evidence sufficient to support the Company filing a BLA following the readout of top-line results of the ELPIS II data; the timing and focus of our ongoing and future preclinical studies and clinical trials, and the reporting of data from those studies and trials; market and other conditions, our cash position and need to raise additional capital, the difficulties we may face in obtaining access to capital, and the dilutive impact it may have on our investors; our financial performance, and ability to continue as a going concern; the period over which we estimate our existing cash and cash equivalents will be sufficient to fund our future operating expenses and capital expenditure requirements; the size of the market opportunity for certain of our investigational products, including our estimates of the number of patients who suffer from the diseases we are targeting; our ability to scale production and commercialize the investigational products for certain indications; the success of competing therapies that are or may become available; the beneficial characteristics, safety, efficacy and therapeutic effects of our investigational products; our ability to obtain and maintain regulatory approval of our investigational products in the U.S. and other jurisdictions; our plans relating to the further development of our investigational products, including additional disease states or indications we may pursue; our plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available and our ability to avoid infringing the intellectual property rights of others; the need to hire additional personnel and our ability to attract and retain such personnel; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing.

Further information relating to factors that may impact the Company’s results and forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including Longeveron’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 17, 2026, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. The Company operates in a highly competitive and rapidly changing environment; therefore, new factors may arise, and it is not possible for the Company’s management to predict all such factors that may arise nor assess the impact of such factors or the extent to which any individual factor or combination thereof, may cause results to differ materially from those contained in any forward-looking statements. The forward-looking statements contained in this press release are made as of the date of this press release based on information available as of the date of this press release, are inherently uncertain, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor and Media Contact:

Derek Cole
Investor Relations Advisory Solutions
derek.cole@iradvisory.com

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